                         SUPPLEMENT DATED MAY 11, 1998
                       TO PROSPECTUS DATED APRIL 22, 1997

                                PAX WORLD FUND,
                                  Incorporated

                            A NO-LOAD BALANCED FUND

                  222 State Street, Portsmouth, NH 03801-3853
               For shareholder account information: 800-372-7827
                      Portsmouth, NH office: 800-767-1729
                                             603-431-8022

                        Website: HTTP://WWW.PAXFUND.COM

    The following information supplements and supersedes any contrary information contained in the Prospectus of the Pax World Fund, Incorporated (the "Fund") dated April 22, 1997, and together with such Prospectus, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in an Amendment dated the date hereof which supplements and supersedes any contrary information contained in the Statement of Additional Information of the Fund dated April 22, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address, telephone number or website noted above. The Securities and Exchange Commission maintains a web site (HTTP:// WWW.SEC.GOV) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the Securities and Exchange Commission.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price).....     0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
  offering price)...............................................................     0%
Deferred Sales Load (as a percentage of original purchase price or redemption
  proceeds, as applicable)......................................................     0%
Redemption Fees (as a percentage of amount redeemed, if applicable).............     0%
Exchange Fee....................................................................     0%
Annual Fund Operating Expenses (as a percentage of average net assets)
  Management Fee................................................................  0.51%
  12b-1 Fees....................................................................  0.13%
  Other Expenses................................................................  0.27%
Total Fund Operating Expenses...................................................  0.91%

EXAMPLE                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of
  each time period...............................................  $9.10     $28.42    $49.35   1$09.59

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

    The 5% return factor in the example is a required amount by government regulation and does not represent the actual average return made by the Fund over the past ten years, nor should the example be considered a representation of past or future expenses, as actual expenses may be greater or lesser than those shown.

                          PAX WORLD FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS

    The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                       Year Ended December 31
                                 --------------------------------------------------------------------------------------------------
                                   1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of
 year..........................  $  16.56  $  16.33  $  13.39  $  13.55  $  14.27  $  14.99  $  13.97  $  13.98  $  11.92  $  11.58
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from investment operations
Investment income - net (C)....      .493      .550       .80       .49       .51       .64       .82       .60       .61       .61
Realized and unrealized gain
 (loss) on investments - net
 (C)...........................     3.620     1.122      3.07      (.15)     (.66)     (.39)     2.17       .86      2.32       .71
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations....................     4.113     1.672      3.87       .34      (.15)      .25      2.99      1.46      2.93      1.32
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less distributions
Dividends from net investment
 income........................      .503      .550       .79       .50       .50       .67       .77       .61       .62       .61
Distributions from
 realized gains................     1.650      .892       .14         -       .07       .13      1.04       .84       .25       .37
Tax return of capital..........         -         -         -         -         -       .17       .16       .02         -         -
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total distributions............     2.153     1.442       .93       .50       .57       .97      1.97      1.47       .87       .98
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of year...  $  18.52  $  16.56  $  16.33  $  13.39  $  13.55  $  14.27  $  14.99  $  13.97  $  13.98  $  11.92
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
2.  TOTAL RETURN...............    25.12%    10.36%    29.19%     2.65%   (1.05)%       .6%     20.8%     10.5%     24.9%     11.5%
3.  RATIOS AND SUPPLEMENTAL DATA
Ratio of total expenses to
 average net assets (A)........      .91%      .89%      .97%      .98%      .94%      1.0%      1.2%      1.2%      1.1%      1.1%
Ratio of investment income -
 net to
 average net assets............     2.67%     3.24%     3.44%     3.66%     3.63%      3.7%      5.1%      5.4%      5.8%      5.0%
Portfolio turnover rate........    13.88%    34.55%    28.44%    25.45%    22.15%     17.4%     25.7%     38.9%     37.4%     57.5%
Average commission rate paid
 (B)...........................  $  .0669  $  .0599  $  .0714
Net assets, end of year
 ('000s).......................  $629,001  $513,433  $476,976  $388,249  $462,762  $469,275  $270,488  $119,831  $ 93,030  $ 73,650
Number of capital shares
 outstanding, end of year
 ('000s).......................    33,971    31,008    29,200    29,000    34,142    32,878    18,042     8,576     6,653     6,177
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

(A) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.

(B) The average commission rates are presented for years subsequent to 1994 to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years.

(C)   Reference is made to note G for the 1997 results.

MANAGEMENT OF THE FUND

    The following table reflects the name and address, position held with the Fund and principal occupation during the past five years for those persons who are the officers and directors of the Fund.

                                POSITION
NAME AND ADDRESS                WITH THE FUND                 PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
C. Lloyd Bailey                 Director (since 1970)         Mr. Bailey is an attorney. From 1959 to 1979, Mr. Bailey served as
1216 Foulkeways                                               the Executive Director of the United States Committee for UNICEF;
Gwynedd, PA 19436                                             from 1980 to 1981, Mr. Bailey served as President of that Committee;
                                                              and from 1981 to 1984, Mr. Bailey served as a consultant to that
                                                              Committee. Mr. Bailey is presently retired.

*Thomas W. Grant                Vice Chairman of the Board    Mr. Grant is the Vice Chairman of the Board and President of the
14 Wall Street                  of Directors and President    Fund, as well as the President of Pax World Growth Fund, Inc., the
New York, NY 10005              (since 1996)                  President of Pax World Money Market Fund, Inc., the President of Pax
                                                              World Management Corp., the Fund's adviser, and the President of
                                                              H.G. Wellington & Co., Inc. ("H.G. Wellington"). Mr. Grant has been associated with H. G. Wellington since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North
                                                              Carolina (BA).

Anita D. Green                  Co-Treasurer (since 1998)     Ms. Green is the Co-Treasurer of the Fund, the Assistant Treasurer
c/o Pax World Management Corp.                                of the Pax World Growth Fund, Inc. and the Manager - Shareholder
222 State Street                                              Services for the Pax World Fund Family. Ms. Green has been
Portsmouth, NH 03801-3853                                     affiliated with the Pax World Fund Family since 1990.

Michelle L. Guilmette           Assistant Treasurer (since    Ms. Guilmette is the Assistant Treasurer for the Fund and has held
c/o Pax World Management Corp.  1997)                         that position since 1997. In addition, Ms. Guilmette has been a
222 State Street                                              Shareholder Services Representative for the Pax World Fund Family
Portsmouth, NH 03801-3853                                     since 1992.

                                POSITION
NAME AND ADDRESS                WITH THE FUND                 PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
Joy L. Liechty                  Director (since 1991)         Ms. Liechty is a Client and Sales Advocate with the Mennonite Mutual
1403 Ashton Court                                             Aid Association in Goshen, Indiana. Ms. Liechty has been associated
Goshen, IN 46526                                              with that organization since 1980, serving as the Manager of Client
                                                              Services from 1980 to 1989. Ms. Liechty is also a member of the
                                                              Board of Directors of Pax World Growth Fund, Inc.

Raymond L. Mannix               Director (since 1970)         Mr. Mannix is a certified public accountant and Professor Emeritus
71 Richmond Road                                              of Boston University where he served as a Professor in the College
Belmont, MA 02178                                             of Business Administration for more than forty years.

*Laurence A. Shadek             Chairman of the Board of      Mr. Shadek is the Chairman of the Board of Directors of the Fund, as
14 Wall Street                  Directors (since 1996)        well as the Chairman of the Board of the Pax World Growth Fund,
New York, NY 10005                                            Inc., an Executive Vice President of Pax World Money Market Fund,
                                                              Inc., the Chairman of the Board of Pax World Management Corp., the
                                                              Fund's adviser (the "Adviser"), and an Executive Vice-President of
                                                              H. G. Wellington & Co., Inc. ("H. G. Wellington"). Mr. Shadek,
                                                              together with members of his family, owns all of the outstanding shares of capital stock of the Adviser and a 26.67% interest in H.G.
                                                              Wellington. Mr. Shadek has been associated with H. G. Wellington since March 1986 and was previously associated with Stillman,
                                                              Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and
                                                              Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and New York
                                                              University, School of Graduate Business Administration (MBA).

Sanford C. Sherman              Director (since 1992)         Mr. Sherman is the President and Chief Executive Officer of the
91 Hillside Drive                                             Piscataqua Savings Bank, Portsmouth, NH, a position he has held
Portsmouth, NH 03801                                          since April 1981. For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and
                                                              Treasurer. Mr. Sherman also served the bank as a Trustee for 20 years.

                                POSITION
NAME AND ADDRESS                WITH THE FUND                 PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
Janet Lawton Spates             Co-Treasurer (since 1998)     Ms. Spates is the Co-Treasurer of the Fund, the Assistant Treasurer
c/o Pax World Management Corp.                                of the Pax World Growth Fund, Inc., and the Operations Manager for
222 State Street                                              the Pax World Fund Family. Ms. Spates has been affiliated with the
Portsmouth, NH 03801-3853                                     Pax World Fund Family since 1992.

Nancy S. Taylor                 Director (since 1997)         Ms. Taylor is a Senior Minister with the First Congregational Church
5298 N. Riffle Way                                            in Boise, Idaho and has been associated with that organization since
Boise, ID 83703                                               1992. Prior to that, Ms. Taylor was an Associate Minister with the
                                                              Immanuel Congregational Church in Hartford, Connecticut for
                                                              approximately five years. Ms. Taylor is also a member of the Board of Directors of Pax World Growth Fund, Inc.

Lee D. Unterman                 Secretary (since 1997)        Mr. Unterman, who is the Secretary of the Fund, is a partner with
c/o Rosner Bresler Goodman &                                  the law firm of Rosner Bresler Goodman & Unterman, LLP, which he
Unterman, LLP                                                 helped found in 1997. Mr. Unterman began his legal career in 1975
521 Fifth Avenue                                              with the law firm of Whitman & Ransom and thereafter became a
New York, NY 10175                                            partner with the law firm of Broudy & Jacobson, with whom he practiced for approximately nine and one-half years. Mr. Unterman is a graduate of Colgate University (BA) and the University of Virginia
                                                              School of Law (JD).

Esther J. Walls                 Director (since 1981)         Ms. Walls was Associate Director of Libraries, State University of
Apartment 29-J                                                New York, Stony Brook, Long Island, NY, which position she held from
160 West End Avenue                                           1974 to 1990.
New York, NY 10023

* "Interested person", as defined by the Investment Company Act of 1940, as amended.

    The Board has an Audit Committee consisting of Mr. Raymond L. Mannix and Mr. Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence
A. Shadek, Thomas W. Grant, Robert P. Colin (Portfolio Co-Manager of the Fund) and Christopher H. Brown (Portfolio Co-Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has responsibility for overseeing the investments of the Fund.

INVESTMENT ADVISER

    Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Fund. As of December 31, 1997, the Adviser had over $634,000,000 in assets under management by virtue of serving as the adviser to the Fund and the Pax World Growth Fund, Inc. (the "Pax World Growth Fund"). The Adviser has no clients other than the Fund, the Pax World Growth Fund and the Pax World Money Market Fund, Inc., a socially responsible money market fund which is being advised by the Adviser for the specific purpose of assuring that the social responsibility screens used by such fund are the same as those applied to the Fund (the "Pax World Money Market Fund").

    The officers of the Adviser are:

       Laurence A. Shadek, Chairman of the Board of Directors
       Thomas W. Grant, President
       Thomas F. Shadek, Senior Vice President - Marketing
       James M. Shadek, Senior Vice President for Social Research and Secretary Katherine Shadek Boyle, Senior Vice President
       Anita D. Green, Co-Treasurer
       Janet Lawton Spates, Co-Treasurer

    Messrs. Robert P. Colin and Christopher H. Brown are the Portfolio Co-Managers of the Fund. They are the persons responsible for the day-to-day management of the Fund's portfolio. Mr. Colin received his bachelor of arts degree from Rutgers University and his masters in business administration-finance from New York University. Mr. Colin joined H.G. Wellington Capital Management, a division of H. G. Wellington & Co., Inc., in 1991 as a Senior Vice President and Senior Portfolio Manager. Mr. Colin was one of the original founders of Faulkner, Dawkins & Sullivan in 1959, serving as Director of Research and Investment Strategy. After Faulkner, Dawkins & Sullivan merged with Shearson Lehman, and later, American Express, Mr. Colin worked briefly for Merrill Lynch Asset Management before joining Bessemer Trust Company in 1978 as a Senior Portfolio Manager and Director of Research. In 1983, Mr. Colin joined General Electric Investment Corporation as a Senior Vice President of Equity Portfolios with responsibilities for various funds under General Electric's control, including its own pension fund.

    Mr. Colin, who is a Chartered Financial Analyst, has contributed numerous articles on investment research to professional journals and has served as a consultant to a number of publicly-owned corporations.

    Mr. Christopher H. Brown is a graduate of the Boston University School of Management with a concentration in Finance. Prior to joining the Adviser in 1998, Mr. Brown was an Investment Consultant at Fahnestock and Company, a New York Stock Exchange brokerage firm, for eleven years.

    Mr. Anthony Brown, a former Executive Vice President, Treasurer and Portfolio Manager of the Fund (1970 - 1998), is currently a consultant to the Fund. Mr. Brown was a registered representative with Fahnestock & Co. from July 1982 to December 1990, and a Vice President of Fahnestock & Co. from August 1987 to December 1990. Mr. Brown has also been a trustee of the Piscataqua Savings Bank, Portsmouth, NH since July 1990 and the Chairman of the Board of the bank since August 1992.

FUND ANNUAL EXPENSES

    For the fiscal year ended December 31, 1997, total expenses incurred by the Fund, which includes expenses pursuant to the 12b-1 plan, amounted to 0.91%, or less than 1.0%, of its average daily net assets.

NET ASSET VALUE

    The Fund computes its net asset value ("NAV") once daily as of 4:15 P.M., New York time, on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith under procedures established by the Fund's Board of Directors.

    If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through certain financial institutions that have entered into agreements with the Fund as provided below.

    Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with the Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by 8:00 p.m., New York time (or, due to unforeseen circumstances, by 9:30 a.m., New York time, on the following business day) will be based on the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis.

PURCHASES BY TELEPHONE

    In order to purchase shares by telephone, you must authorize telephone purchases on your initial application form or by written notice to the Transfer Agent. Thereafter, you may call the Fund at 800-372-7827 (toll free) to execute a telephone purchase of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAV of the Fund next determined after the funds are received.

    In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930 or by overnight delivery c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809.

AUTOMATIC INVESTMENT PLAN

    Under the Fund's Automatic Investment Plan, you may make regular monthly or quarterly purchases of the Fund's shares via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly at 800-372-7827 between the hours of 8:00 A.M. and 6:00 P.M., New York time.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans and accounts, including IRAs, Education IRAs, Roth IRAs, SIMPLE IRAs, Simplified Employee Pension - IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through the Fund. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Fund or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

REDEMPTIONS BY WRITTEN REQUEST

    If the proceeds of redemption (i) exceed $10,000.00 (unless the record owner has provided to the Transfer Agent a Shareholder Redemption Option form authorizing the Transfer Agent to redeem shares of the Fund upon written instructions without a signature guarantee), (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificate, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    Notwithstanding the foregoing, any shareholder may elect to have the former redemption by written request procedures (disclosed in the Fund's Prospectus dated April 22, 1997) apply to such shareholder by giving written notice thereof to the Fund at 222 State Street, Portsmouth, NH 03801-3853 on or before June 30, 1998.

REDEMPTIONS BY TELEPHONE

    Redemptions by telephone must be in amounts of at least $1,000.00 and may not be for more than $10,000.00. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

    In order to redeem shares by telephone, you must authorize telephone redemptions on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at 800-372-7827 (toll free) to execute a telephone redemption of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

YEAR 2000

    As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

                      SUPPLEMENT DATED MAY 11, 1998 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 22, 1997

                                PAX WORLD FUND,
                                  Incorporated

                            A NO-LOAD BALANCED FUND

                  222 State Street, Portsmouth, NH 03801-3853
               For shareholder account information: 800-372-7827
                      Portsmouth, NH office: 800-767-1729
                                             603-431-8022

                        Website: HTTP://WWW.PAXFUND.COM

    The following information supplements and supersedes any contrary information contained in the Statement of Additional Information of the Pax World Fund, Incorporated (the "Fund") dated April 22, 1997, is not a prospectus, and should be read in conjunction with the Fund's Prospectus dated April 22, 1997, as amended, to which it relates, a copy of which may be obtained by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at HTTP://WWW.PAXFUND.COM or visiting the Securities and Exchange Commission's web site at HTTP://WWW.SEC.GOV for such purpose.

MANAGEMENT OF THE FUND

    The following table reflects the name and address, position held with the Fund and principal occupation during the past five years for those persons who are the officers and directors of the Fund.

                          POSITION
NAME AND ADDRESS          WITH THE FUND         PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
C. Lloyd Bailey           Director (since       Mr. Bailey is an attorney. From 1959 to
1216 Foulkeways           1970)                 1979, Mr. Bailey served as the Executive
Gwynedd, PA 19436                               Director of the United States Committee for
                                                UNICEF; from 1980 to 1981, Mr. Bailey served
                                                as President of that Committee; and from
                                                1981 to 1984, Mr. Bailey served as a
                                                consultant to that Committee. Mr. Bailey is
                                                presently retired.

*Thomas W. Grant          Vice Chairman of the  Mr. Grant is the Vice Chairman of the Board
14 Wall Street            Board of Directors    and President of the Fund, as well as the
New York, NY 10005        and President (since  President of Pax World Growth Fund, Inc.,
                          1996)                 the President of Pax World Money Market
                                                Fund, Inc., the President of Pax World
                                                Management Corp., the Fund's adviser, and
                                                the President of H.G. Wellington & Co., Inc.
                                                ("H.G. Wellington"). Mr. Grant has been
                                                associated with H.G. Wellington since 1991
                                                and served previously with the firm of
                                                Fahnestock & Co. for twenty-six years as a
                                                partner, managing director and senior
                                                officer. His duties encompassed branch
                                                office management, corporate finance,
                                                syndications and municipal and corporate
                                                bonds. Mr. Grant is a graduate of the
                                                University of North Carolina (BA).

Anita D. Green            Co-Treasurer (since   Ms. Green is the Co-Treasurer of the Fund,
c/o Pax World Management  1998)                 the Assistant Treasurer of the Pax World
Corp.                                           Growth Fund, Inc. and the Manager -
222 State Street                                Shareholder Services for the Pax World Fund
Portsmouth, NH                                  Family. Ms. Green has been affiliated with
03801-3853                                      the Pax World Fund Family since 1990.

Michelle L. Guilmette     Assistant Treasurer   Ms. Guilmette is the Assistant Treasurer for
c/o Pax World Management  (since 1997)          the Fund and has held that position since
Corp.                                           1997. In addition, Ms. Guilmette has been a
222 State Street                                Shareholder Services Representative for the
Portsmouth, NH                                  Pax World Fund Family since 1992.
03801-3853

                          POSITION
NAME AND ADDRESS          WITH THE FUND         PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
Joy L. Liechty            Director (since       Ms. Liechty is a Client and Sales Advocate
1403 Ashton Court         1991)                 with the Mennonite Mutual Aid Association in
Goshen, IN 46526                                Goshen, Indiana. Ms. Liechty has been
                                                associated with that organization since
                                                1980, serving as the Manager of Client
                                                Services from 1980 to 1989. Ms. Liechty is
                                                also a member of the Board of Directors of
                                                Pax World Growth Fund, Inc.

Raymond L. Mannix         Director (since       Mr. Mannix is a certified public accountant
71 Richmond Road          1970)                 and Professor Emeritus of Boston University
Belmont, MA 02178                               where he served as a Professor in the
                                                College of Business Administration for more
                                                than forty years.

*Laurence A. Shadek       Chairman of the       Mr. Shadek is the Chairman of the Board of
14 Wall Street            Board of Directors    Directors of the Fund, as well as the
New York, NY 10005        (since 1996)          Chairman of the Board of the Pax World
                                                Growth Fund, Inc., an Executive Vice
                                                President of Pax World Money Market Fund,
                                                Inc., the Chairman of the Board of Pax World
                                                Management Corp., the Fund's adviser (the
                                                "Adviser"), and an Executive Vice-President
                                                of H.G. Wellington & Co., Inc. ("H.G.
                                                Wellington"). Mr. Shadek, together with
                                                members of his family, owns all of the
                                                outstanding shares of capital stock of the
                                                Adviser and a 26.67% interest in H.G.
                                                Wellington. Mr. Shadek has been associated
                                                with H. G. Wellington since March 1986 and
                                                was previously associated with Stillman,
                                                Maynard & Co., where he was a general
                                                partner. Mr. Shadek's investment experience
                                                includes twelve years as a limited partner
                                                and Account Executive with the firm Moore &
                                                Schley. Mr. Shadek is a graduate of Franklin
                                                & Marshall College (BA) and New York
                                                University, School of Graduate Business
                                                Administration (MBA).

Sanford C. Sherman        Director (since       Mr. Sherman is the President and Chief
91 Hillside Drive         1992)                 Executive Officer of the Piscataqua Savings
Portsmouth, NH 03801                            Bank, Portsmouth, NH, a position he has held
                                                since April 1981. For 21 years prior
                                                thereto, Mr. Sherman held various other
                                                positions with the bank, including Vice
                                                President and Treasurer. Mr. Sherman also
                                                served the bank as a Trustee for 20 years.

                          POSITION
NAME AND ADDRESS          WITH THE FUND         PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS
Janet Lawton Spates       Co-Treasurer (since   Ms. Spates is the Co-Treasurer of the Fund,
c/o Pax World Management  1998)                 the Assistant Treasurer of the Pax World
Corp.                                           Growth Fund, Inc., and the Operations
222 State Street                                Manager for the Pax World Fund Family. Ms.
Portsmouth, NH                                  Spates has been affiliated with the Pax
03801-3853                                      World Fund Family since 1992.

Nancy S. Taylor           Director (since       Ms. Taylor is a Senior Minister with the
5298 N. Riffle Way        1997)                 First Congregational Church in Boise, Idaho
Boise, ID 83703                                 and has been associated with that
                                                organization since 1992. Prior to that, Ms.
                                                Taylor was an Associate Minister with the
                                                Immanuel Congregational Church in Hartford,
                                                Connecticut for approximately five years.
                                                Ms. Taylor is also a member of the Board of
                                                Directors of Pax World Growth Fund, Inc.

Lee D. Unterman           Secretary (since      Mr. Unterman, who is the Secretary of the
c/o Rosner Bresler        1997)                 Fund, is a partner with the law firm of
Goodman &                                       Rosner Bresler Goodman & Unterman, LLP,
Unterman, LLP                                   which he helped found in 1997. Mr. Unterman
521 Fifth Avenue                                began his legal career in 1975 with the law
New York, NY 10175                              firm of Whitman & Ransom and thereafter
                                                became a partner with the law firm of Broudy
                                                & Jacobson, with whom he practiced for
                                                approximately nine and one-half years. Mr.
                                                Unterman is a graduate of Colgate University
                                                (BA) and the University of Virginia School
                                                of Law (JD).

Esther J. Walls           Director (since       Ms. Walls was Associate Director of
Apartment 29-J            1981)                 Libraries, State University of New York,
160 West End Avenue                             Stony Brook, Long Island, NY, which position
New York, NY 10023                              she held from 1974 to 1990.

* "Interested person", as defined by the Investment Company Act of 1940, as amended.

    The Board has an Audit Committee consisting of Mr. Raymond L. Mannix and Mr. Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence
A. Shadek, Thomas W. Grant, Robert P. Colin (Portfolio Co-Manager of the Fund) and Christopher H. Brown (Portfolio Co-Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has responsibility for overseeing the investments of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

    The following table shows the amount of the advisory fee of the Fund for the years ended December 31, 1995, 1996 and 1997:

Year ended December 31, 1995:   $ 2,192,000
Year ended December 31, 1996:     2,554,000
Year ended December 31, 1997:     2,889,714

OTHER EXPENSES

    The Fund currently pays each unaffiliated Director a fee of $1,000.00, and each affiliated Director a fee of $200.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Director's fees paid by the Fund in 1997 and travel expenses reimbursed by the Fund to members of the Board of Directors (including members of the Audit Committee) in 1997 aggregated approximately $24,600.00 and $10,145.00, respectively.

    The Fund has a distribution expense plan in effect under the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended. During the last fiscal year, approximate amounts paid by the Fund under the plan were spent on: advertising: $325,000.00; printing and postage: $45,000.00; and sales related expenses: $352,000.00.

BROKERAGE ALLOCATION

    For the years ended December 31, 1995, 1996 and 1997, brokerage commissions amounted to approximately $360,000.00, $367,000.00 and $365,000.00, respectively.

    All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas
F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H.G. Wellington & Co., Inc. ("H.G. Wellington"), which is a brokerage firm which the Fund may utilize to execute security transactions. Brokerage commissions paid by the Fund to H.G. Wellington during 1996 and 1997 totaled $68,224.00 and $132,372.00, respectively (18.6% and 36.3%, respectively, of total 1996 and 1997 commissions). Of the 1996 amount, $22,630.00 was paid subsequent to the Shadek family's purchase of the Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the period September 27, 1996 to December 31, 1996).

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

NET ASSET VALUE

    The Fund computes its net asset value ("NAV") once daily as of 4:15 P.M., New York time, on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith under procedures established by the Fund's Board of Directors.

    If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through certain financial institutions that have entered into agreements with the Fund as provided below.

    Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with the Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by 8:00 p.m., New York time (or, due to unforeseen circumstances, by 9:30 a.m., New York time, on the following business day) will be based on the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis.

PURCHASES BY TELEPHONE

    In order to purchase shares by telephone, you must authorize telephone purchases on your initial application form or by written notice to the Transfer Agent. Thereafter, you may call the Fund at 800-372-7827 (toll free) to execute a telephone purchase of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAV of the Fund next determined after the funds are received.

    In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at Pax World Fund Family, P.O. Box 8930, Wilmington, DE 19899-8930 or by overnight delivery c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809.

AUTOMATIC INVESTMENT PLAN

    Under the Fund's Automatic Investment Plan, you may make regular monthly or quarterly purchases of the Fund's shares via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly at 800-372-7827 between the hours of 8:00 A.M. and 6:00 P.M., New York time.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans and accounts, including IRAs, Education IRAs, Roth IRAs, SIMPLE IRAs, Simplified Employee Pension - IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through the Fund. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Fund or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

REDEMPTIONS BY WRITTEN REQUEST

    If the proceeds of redemption (i) exceed $10,000.00 (unless the record owner has provided to the Transfer Agent a Shareholder Redemption Option form authorizing the Transfer Agent to redeem shares of the Fund upon written instructions without a signature guarantee), (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificate, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    Notwithstanding the foregoing, any shareholder may elect to have the former redemption by written request procedures (disclosed in the Fund's Prospectus dated April 22, 1997) apply to such shareholder by giving written notice thereof to the Fund at 222 State Street, Portsmouth, NH 03801-3853 on or before June 30, 1998.

REDEMPTIONS BY TELEPHONE

    Redemptions by telephone must be in amounts of at least $1,000.00 and may not be for more than $10,000.00. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

    In order to redeem shares by telephone, you must authorize telephone redemptions on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at 800-372-7827 (toll free) to execute a telephone redemption of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to provide your personal identification number. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

YEAR 2000

    As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

                          PAX WORLD FUND, INCORPORATED

                              FINANCIAL STATEMENTS
                                      AND
                              FINANCIAL HIGHLIGHTS
                                 FOR YEAR ENDED
                               DECEMBER 31, 1997

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Pax World Fund, Incorporated

We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

As more fully disclosed in note G, the Fund changed its method of accounting for bond discounts and premiums in 1997.

                             /s/ PANNELL KERR FORSTER

January 16, 1998

                          PAX WORLD FUND, INCORPORATED
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                           Assets
Investments, at value - note A
  Common stocks (cost - $193,450,461)........................................  $ 330,044,150
  Bonds (cost - $158,243,397)................................................    158,560,570
  Certificates of deposit (cost - $130,000,000)..............................    130,000,000
                                                                               -------------
                                                                                 618,604,720
Cash.........................................................................      7,333,953
Receivables
  Dividends and interest.....................................................      3,555,217
                                                                               -------------
    Total assets.............................................................    629,493,890
                                                                               -------------

                                        Liabilities
Payables
  Capital stock reacquired...................................................         70,094
Accrued expenses
  Investment advisory fee....................................................        262,568
  Transfer agent fee.........................................................         98,000
  Other accrued expenses.....................................................         61,825
                                                                               -------------
    Total liabilities........................................................        492,487
                                                                               -------------
Net assets (equivalent to $18.52 per share based on 33,970,797 shares of capital stock outstanding) - note E.........................................  $ 629,001,403
                                                                               -------------
Net asset value, offering price and redemption price per share
 ($629,001,403 DIVIDED BY 33,970,797 shares outstanding).....................  $       18.52
                                                                               -------------

See notes to financial statements      10

                          PAX WORLD FUND, INCORPORATED
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

Investment income
  Income - note A
    Dividends...................................................               $   6,506,485
    Interest - note G...........................................                  13,617,122
                                                                               -------------
        Total income............................................                  20,123,607
  Expenses
    Investment advisory fee - note B............................  $ 2,889,714
    Distribution expenses - note D..............................      762,366
    Transfer agent fee..........................................      758,116
    State taxes.................................................      267,507
    Custodian fees - note F.....................................      154,890
    Printing....................................................       88,959
    Legal fees and related expenses - note B....................       63,840
    Other.......................................................       59,655
    Registration fees...........................................       57,253
    Audit fees..................................................       35,349
    Directors' fees and expenses - note B.......................       34,745
                                                                  -----------
        Total expenses..........................................    5,172,394
        Less: Fees paid indirectly - note F.....................      151,555
                                                                  -----------
         Net expenses...........................................                   5,020,839
                                                                               -------------
        Investment income - net.................................                  15,102,768
                                                                               -------------
Realized and unrealized gain on investments - note C
  Net realized gain on investments..............................                  50,894,781
  Change in unrealized appreciation of investments for the
    year........................................................                  61,297,526
                                                                               -------------
        Net gain on investments.................................                 112,192,307
                                                                               -------------
        Net increase in net assets resulting from operations....               $ 127,295,075
                                                                               -------------

See notes to financial statements      11

                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        Years Ended
                                                                        December 31
                                                                ----------------------------
                                                                    1997           1996
                                                                -------------  -------------
Increase in net assets
  Operations
    Investment income - net...................................  $  15,102,768  $  16,150,851
    Net realized gain on investments..........................     50,894,781     26,195,518
    Change in unrealized appreciation of investments..........     61,297,526      6,708,027
                                                                -------------  -------------
        Net increase in net assets resulting from
          operations..........................................    127,295,075     49,054,396
  Net equalization credits (debits)...........................         54,638        (38,061)
    Distributions to shareholders from
    Investment income - net ($.503 and $.550 per share,
      respectively) - note A..................................    (15,480,324)   (16,099,745)
    Net realized gain on investments ($1.650 and $.892 per
      share, respectively) - note A...........................    (50,894,724)   (26,195,473)
  Capital share transactions - note E.........................     54,593,793     29,735,468
                                                                -------------  -------------
        Net increase in net assets............................    115,568,458     36,456,585
Net assets
  Beginning of year...........................................    513,432,945    476,976,360
                                                                -------------  -------------
  End of year (including undistributed investment income - net of $9,214 and $332,132, respectively).....................  $ 629,001,403  $ 513,432,945
                                                                -------------  -------------

See notes to financial statements      12

                          PAX WORLD FUND, INCORPORATED
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                      Number of                    Percent of
         Name of Issuer and Title of Issue              Shares         Value       Net Assets
---------------------------------------------------  ------------  -------------  -------------
                   COMMON STOCKS
CONSUMER PRODUCTS
  Liz Claiborne, Inc...............................        94,000  $   3,930,375          .6%
                                                                   -------------
FOOD
  CPC International, Inc...........................       100,000     10,775,000
  General Mills, Inc...............................       100,000      7,162,500
  H.J. Heinz Co....................................       100,000      5,081,250
                                                                   -------------
                                                                      23,018,750         3.7
                                                                   -------------
HOME IMPROVEMENT PRODUCTS
  Masco Corp.......................................       100,000      5,087,500          .8
                                                                   -------------
LOANS - STUDENT
  SLM Holding Corp.................................        42,600      5,926,725          .9
                                                                   -------------
MAILING EQUIPMENT
  Pitney Bowes, Inc................................       166,700     14,992,581         2.4
                                                                   -------------
MANUFACTURED HOMES
  Champion Enterprises, Inc........................       550,000     11,309,375
  Oakwood Homes Corp...............................       288,700      9,581,231
                                                                   -------------
                                                                      20,890,606         3.3
                                                                   -------------
MEDICAL EQUIPMENT
  Medtronic, Inc...................................       200,000     10,462,500         1.7
                                                                   -------------
NATURAL GAS
  Bay State Gas Co.................................       553,800     20,559,825
  Enron Corp.......................................       500,000     20,781,250
  KeySpan Energy Corp..............................       587,600     21,631,025
  Peoples Energy Corp..............................       551,900     21,731,063
                                                                   -------------
                                                                      84,703,163        13.5
                                                                   -------------
PACKAGING
  Bemis Co., Inc...................................        50,000      2,203,125          .4
                                                                   -------------
PHARMACEUTICALS
  Bristol-Myers Squibb Co..........................       100,000      9,462,500
  Johnson & Johnson................................       100,000      6,587,500
  Merck & Co., Inc.................................       200,000     21,250,000
  Pfizer, Inc......................................       100,000      7,456,250
                                                                   -------------
                                                                      44,756,250         7.1
                                                                   -------------
PUBLISHING
  CMP Media, Inc...................................        29,600        510,600          .1
                                                                   -------------

See notes to financial statements      13

                          PAX WORLD FUND, INCORPORATED
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                      Number of                    Percent of
         Name of Issuer and Title of Issue              Shares         Value       Net Assets
---------------------------------------------------  ------------  -------------  -------------
             COMMON STOCKS (CONTINUED)
RETAIL
  Gap, Inc.........................................       750,000  $  26,578,125
  Gymboree Corp....................................       108,200      2,961,975
  Home Depot, Inc..................................        75,000      4,415,625
  Starbucks Corp...................................       200,000      7,675,000
  Toys R Us, Inc...................................       600,000     18,862,500
                                                                   -------------
                                                                      60,493,225         9.6%
                                                                   -------------
TELECOMMUNICATIONS
  AirTouch Communications, Inc.....................       700,000     29,093,750
  BellSouth Corp...................................       100,000      5,631,250
  Loral Space Communications.......................       200,000      4,287,500
  Southern NE Telecomm. Corp.......................       100,000      5,031,250
  U.S. West, Inc. - Communications Group...........       200,000      9,025,000
                                                                   -------------
                                                                      53,068,750         8.4
                                                                   -------------      ------
Total common stocks................................                $ 330,044,150        52.5%
                                                                   -------------      ------

See notes to financial statements      14

                          PAX WORLD FUND, INCORPORATED
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1997

                                                      Principal                    Percent of
         Name of Issuer and Title of Issue              Amount         Value       Net Assets
---------------------------------------------------  ------------  -------------  -------------
              GOVERNMENT AGENCY BONDS
Federal Home Loan Bank System
  5.660%, due November 9, 1998.....................  $  7,000,000  $   6,995,590
  5.025%, due February 23, 1999....................     9,000,000      8,919,810
  5.825%, due March 12, 1999.......................    10,000,000      9,962,500
  5.880%, due March 19, 1999.......................    13,000,000     13,018,330
  5.660%, due January 12, 2000.....................     5,000,000      4,967,200

Federal National Mortgage Association
  5.620%, due February 10, 1999....................    10,000,000      9,987,730
  5.230%, due February 24, 1999....................     8,000,000      7,947,680
  6.110%, due September 20, 2000...................    12,000,000     12,080,640
  6.080%, due September 25, 2000...................     5,000,000      5,030,450
  5.820%, due December 5, 2000.....................    15,000,000     14,995,350
  6.340%, due December 20, 2000....................     8,000,000      7,983,760
  5.370%, due February 7, 2001.....................    20,000,000     19,712,400
  5.410%, due February 13, 2001....................    10,000,000      9,856,200
  5.360%, due February 16, 2001....................    10,000,000      9,853,100
  6.710%, due July 24, 2001........................     7,000,000      7,182,630
  7.040%, due September 24, 2001...................    10,000,000     10,067,200
                                                                   -------------
    Total government agency bonds..................                  158,560,570        25.2%
                                                                   -------------
              CERTIFICATES OF DEPOSIT
State Street Bank
  5.000%, due January 5, 1998......................    20,000,000     20,000,000
  5.000%, due January 6, 1998......................    25,000,000     25,000,000
  5.000%, due January 12, 1998.....................    20,000,000     20,000,000
  5.000%, due January 14, 1998.....................    10,000,000     10,000,000
  5.000%, due January 20,1998......................    30,000,000     30,000,000
  5.000%, due January 28, 1998.....................    25,000,000     25,000,000
                                                                   -------------
    Total certificates of deposit..................                  130,000,000        20.7%
                                                                   -------------      ------
    Total investments..............................                  618,604,720        98.4
Cash and receivables, less liabilities.............                   10,396,683         1.6
                                                                   -------------      ------
    Net assets.....................................                $ 629,001,403       100.0%
                                                                   -------------      ------

See notes to financial statements      15

                          PAX WORLD FUND, INCORPORATED
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE A-ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Pax World Fund, Incorporated ("Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's policy is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. Its investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

VALUATION OF INVESTMENTS

    Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Certificates of deposit are valued at cost; accrued interest to December 31 is included in interest receivable.

AMORTIZATION OF BOND PREMIUM AND DISCOUNT

    Commencing January 1, 1997, the Fund amortizes purchase price premium and discount on bonds over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the first call date. Reference is made to note G. Net discount amortization for 1997 was $765,743.

FEDERAL INCOME TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

EQUALIZATION

    The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

    Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

    All distributions to shareholders are recorded by the Fund on the ex-dividend dates.

ACCOUNTING ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

                          PAX WORLD FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1997

NOTE A-ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

    The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Pursuant to an Advisory Agreement ("Agreement") between the Fund and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Agreement provides for payment by the Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Another officer of the Fund, who is not a director of the Fund, is also an officer of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1997 or 1996.

    All Directors are paid by the Fund for attendance at directors' meetings.

    During 1997, the Fund incurred legal fees and related expenses of $39,359 with William M. Prifti, Esq., who was general counsel for the Fund through December 31, 1997. Mr. Prifti was Secretary of the Fund through December 31, 1997. The remaining $24,481 of legal fees and related expenses were incurred with others.

    All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1997 and 1996 totaled $132,372 and $68,224, respectively, (36.3% and 18.6%, respectively of total 1997 and 1996 commissions). Of the 1996 amount, $22,630 was paid subsequent to the siblings' purchase of the Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the period September 27, 1996 to December 31, 1996).

NOTE C-INVESTMENTS

    Purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government agency bonds, aggregated $69,482,007 and $147,397,370, respectively, for 1997. Purchases and proceeds from sales and maturities of U.S. Government agency bonds aggregated $-0-and $55,002,500, respectively, for 1997.

                          PAX WORLD FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1997

NOTE C-INVESTMENTS (CONTINUED)
    Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1997 would have been approximately the same.

    For Federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $481,693,858.

NOTE D-DISTRIBUTION EXPENSES

    The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses to finance activity which is primarily intended to result in the sale of Fund shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E-CAPITAL AND RELATED TRANSACTIONS

    Transactions in capital stock were as follows:

                                               Year Ended                 Year Ended
                                            December 31, 1997          December 31, 1996
                                        -------------------------  -------------------------
                                          Shares       Dollars       Shares       Dollars
                                        ----------  -------------  ----------  -------------
Shares sold...........................   2,794,352  $  50,868,833   3,151,719  $  52,809,366
Shares issued in reinvestment of
  distributions.......................   3,363,399     61,541,465   2,360,551     39,060,319
                                        ----------  -------------  ----------  -------------
                                         6,157,751    112,410,298   5,512,270     91,869,685
Shares redeemed.......................  (3,195,360)   (57,816,505) (3,704,015)   (62,134,217)
                                        ----------  -------------  ----------  -------------
Net increase..........................   2,962,391  $  54,593,793   1,808,255  $  29,735,468
                                        ----------  -------------  ----------  -------------

                          PAX WORLD FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1997

NOTE E-CAPITAL AND RELATED TRANSACTIONS (CONTINUED)
    The components of net assets at December 31, 1997, are as follows:

Paid-in capital (75,000,000 shares of $1 par value authorized)...............  $ 500,001,044
Undistributed investment income..............................................          9,214
Excess distribution of capital gains.........................................         (1,546)
Accumulated prior years' net realized losses on investments..................     (7,918,171)
Net unrealized appreciation of investments...................................    136,910,862
                                                                               -------------
    Net assets...............................................................  $ 629,001,403
                                                                               -------------

NOTE F-CUSTODIAN BANK AND CUSTODIAN FEES

    State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.

NOTE G-ACCOUNTING CHANGE

    Effective January 1, 1997, the Fund adopted the policy of amortizing bond purchase price discounts and premiums over the remaining lives of the respective bonds (or to the first call date for callable bonds). The effect of the change is to reflect the amortization as an adjustment to interest income. Previously, discounts and premiums were recognized as part of the net realized gain or loss when the bonds matured or were sold. This change has no net effect on net assets or on the net increase in net assets resulting from operations.

    Upon adopting the new policy, the Fund recognized the cumulative amortization of discounts and premiums on the bonds held at January 1, 1997. This resulted in a one-time charge for net discount amortization through January 1, 1997 on bonds held on that date. Thus, there was a net reduction of approximately $1,040,000 in interest income for the year ended December 31, 1997 (approximately $.03 per share). Correspondingly, there was an identical one-time credit to net gain on investments for the period.

                          PAX WORLD FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                       Year Ended December 31
                                 --------------------------------------------------------------------------------------------------
                                   1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of
 year..........................  $  16.56  $  16.33  $  13.39  $  13.55  $  14.27  $  14.99  $  13.97  $  13.98  $  11.92  $  11.58
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from investment operations
Investment income - net (C)....      .493      .550       .80       .49       .51       .64       .82       .60       .61       .61
Realized and unrealized gain
 (loss) on investments - net
 (C)...........................     3.620     1.122      3.07      (.15)     (.66)     (.39)     2.17       .86      2.32       .71
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations....................     4.113     1.672      3.87       .34      (.15)      .25      2.99      1.46      2.93      1.32
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less distributions
Dividends from net investment
 income........................      .503      .550       .79       .50       .50       .67       .77       .61       .62       .61
Distributions from
 realized gains................     1.650      .892       .14         -       .07       .13      1.04       .84       .25       .37
Tax return of capital..........         -         -         -         -         -       .17       .16       .02         -         -
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total distributions............     2.153     1.442       .93       .50       .57       .97      1.97      1.47       .87       .98
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of year...  $  18.52  $  16.56  $  16.33  $  13.39  $  13.55  $  14.27  $  14.99  $  13.97  $  13.98  $  11.92
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
2.  TOTAL RETURN...............    25.12%    10.36%    29.19%     2.65%   (1.05)%       .6%     20.8%     10.5%     24.9%     11.5%
3.  RATIOS AND SUPPLEMENTAL DATA
Ratio of total expenses to
 average net assets (A)........      .91%      .89%      .97%      .98%      .94%      1.0%      1.2%      1.2%      1.1%      1.1%
Ratio of investment income -
 net to
 average net assets............     2.67%     3.24%     3.44%     3.66%     3.63%      3.7%      5.1%      5.4%      5.8%      5.0%
Portfolio turnover rate........    13.88%    34.55%    28.44%    25.45%    22.15%     17.4%     25.7%     38.9%     37.4%     57.5%
Average commission rate paid
 (B)...........................  $  .0669  $  .0599  $  .0714
Net assets, end of year
 ('000s).......................  $629,001  $513,433  $476,976  $388,249  $462,762  $469,275  $270,488  $119,831  $ 93,030  $ 73,650
Number of capital shares
 outstanding, end of year
 ('000s).......................    33,971    31,008    29,200    29,000    34,142    32,878    18,042     8,576     6,653     6,177
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

(A) In order to conform to current disclosure requirements, the ratios subsequent to 1994 are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.

(B) The average commission rates are presented for years subsequent to 1994 to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years.

(C)   Reference is made to note G for the 1997 results.